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                         HERITAGE CAPITAL APPRECIATION TRUST
                      Supplement dated January 29, 1996 to the
                           Prospectus dated January 2, 1996


              The following sentence should be added prior to the last sentence of the last paragraph in "Performance Information" on page 6:

     Additional performance information is contained in the Trust's annual report, which may be obtained, without charge, by contacting the Trust at
     (800) 421-4184.


              The following sentence should replace the last three sentences in "Heritage Net Asset Value ("NAV") Transfer Program" on the top of page 11:

     In addition, shares of the other fund must have been liquidated no more than 90 days prior to the purchase of shares of a Heritage Mutual Fund.
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